UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2023

Revance Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36297	77-0551645
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1222 Demonbreun Street, Suite 2000, Nashville, Tennessee, 37203
(Address of principal executive offices and zip code)

(615) 724-7755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	“RVNC”	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On January 9, 2023, Revance Therapeutics, Inc. (the “Company”) issued a press release, which provided a DAXXIFY® commercial launch update, the expected range of revenue from sales of DAXXIFY® for the three months ended December 31, 2022 and the RHA® Collection of dermal fillers and OPUL® and the HintMD fintech platform for the three months and year ended December 31, 2022, the Company’s cash balance as of December 31, 2022 and the Company’s expectations for U.S. generally accepted accounting principles (“GAAP”) and non-GAAP operating expenses for the year ended December 31, 2022, each on a preliminary and unaudited basis. These are preliminary estimates based on currently available information and do not present all necessary information for a complete understanding of the Company’s financial condition as of December 31, 2022, or the Company’s results of operations for the year ended December 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in such filing.

ITEM 8.01    OTHER EVENTS
On January 6, 2023, the Company announced that the U.S. Food and Drug Administration (the “FDA”) accepted its Biologics License Application with respect to DAXXIFY® (DaxibotulinumtoxinA-lanm) for the treatment of cervical dystonia. The Company was provided a Prescription Drug User Fee Act (PDUFA) date of August 19, 2023.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Number	Description
99.1	Press Release dated January 9, 2023
104	Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 9, 2023	Revance Therapeutics, Inc.

		By:	/s/ Tobin C. Schilke
Tobin C. Schilke
Chief Financial Officer